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                                                       Deutsche Asset Management
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Cash Management Fund Investment, Treasury Money Fund Investment, Money Market
Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Liquid Assets Fund Institutional, Treasury Assets Fund Institutional, Tax Free Money Fund
Investment and NY Tax Free Money Fund Investment

Supplement dated September 13, 2001 to Prospectuses dated April 30, 2001

The following replaces language on accepting purchase and sale orders on any day the New York Stock Exchange is closed in the `Important Information about Buying and Selling Fund shares' section in each Fund's prospectus:

Generally we will not accept purchase and sale orders on any day the New York Stock Exchange is closed. Beginning September 13, 2001, we will accept purchase and sale orders, even if the New York Stock Exchange is closed, on those days on which the `Fed wire' is open, the primary trading markets for the Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity. You should contact your service agent to insure that your service agent can process all transactions in a timely fashion.


              Please Retain This Supplement for Future Reference


SUPPMONEY (9/01)

BT Investment Funds
BT Pyramid Mutual Funds
BT Institutional Funds

CUSIPs:
055922108              055924104                 055924864
055922405              055924872                 055924815
055847206              055924203                 055922306
                                                 055922207



                                                         A Member of the
                                                         Deutsche Bank Group [/]